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PROSPECTUS SUPPLEMENT
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*  MFR EMERGING MARKETS TOTAL RETURN SERIES
*  MFR GLOBAL ASSET ALLOCATION SERIES
*  MFR GLOBAL HIGH YIELD SERIES
700 HARRISON
TOPEKA, KANSAS 66636-0001


                         SUPPLEMENT DATED MARCH 8, 1999
                         TO PROSPECTUS DATED MAY 1, 1998


The Board of Directors of Security Income Fund recently approved the liquidation and dissolution of the Emerging Markets Total Return Series, the Global Asset Allocation Series and the Global High Yield Series (the "Series") of the Fund, subject to the approval of the shareholders of each Series. A meeting of shareholders will be held on or about April 26, 1999 for the purpose of considering this proposal. If approved by shareholders, each Series is expected to liquidate prior to May 1, 1999, and any remaining shareholders on the date of liquidation will receive a taxable cash distribution at that time.

In connection with the proposed liquidation and dissolution of the Series, the Board of Directors has directed the Fund's distributor to cease offering shares of the Series effective at the close of business on March 5, 1999. After that date, shareholders may continue to reinvest dividends and distributions in the Series, redeem their shares, or exchange their shares for shares of other series of Security Income Fund or certain other Security Funds. Shareholders who redeem after March 5, 1999, will not be subject to a contingent deferred sales charge pending liquidation of the Series.


          Investors should retain this Supplement for future reference.
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